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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): April 5, 1999



                         BACK BAY RESTAURANT GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                      000-19810                   04-2812651
(State or other jurisdiction of    (Commission File             (IRS Employer
incorporation or organization)         Number)           Identification Number)


         284 Newbury Street
        Boston, Massachusetts                        02115
   (Address of principal executive                (Zip Code)
    offices)

       Registrant's telephone number, including area code: (617) 536-2800

                                 Not Applicable
                  (former address if changed since last report)





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ITEM 5.           OTHER EVENTS

                  See the press release, dated April 5, 1999, attached hereto as
Exhibit 99.1 and incorporated by reference, announcing the consummation of merger of Back Bay Restaurant Group, Inc. and SRC Holdings, Inc., pursuant to that certain Agreement and Plan of Merger, dated December 3, 1998, by and between the Registrant and SRC Holdings, Inc.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

(c)               Exhibits - Incorporated by Reference

                  Exhibit 99.1 Press Release of Registrant dated April 5, 1999.




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                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BACK BAY RESTAURANT GROUP, INC.
                                                (Registrant)



Date:  April 5, 1999                          By:   /s/ Francis P. Bissaillon
                                                    --------------------------
                                                    Francis P. Bissaillon
                                                    Executive Vice President,
                                                    Chief Financial Officer
                                                    and Secretary